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                                                                    Exhibit 23.2



                                                  CONSENT OF INDEPENDENT AUDITOR



To the Board of Directors and Stockholders of AmerUs Life Holdings, Inc.:


Ladies and Gentlemen:

                 We consent to the use of our report incorporated by reference in this Registration Statement on Form S-8 of AmerUs Life Holdings, Inc.



                             KPMG LLP

Des Moines, Iowa
November 23, 1999





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